EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use of our report for the fiscal year ended August 31, 2009, dated December 15, 2009, in the Form 10K for En2Go International, Inc.

/s/ Chisholm, Bierwolf, Nilson & Morrill
Chisholm, Bierwolf, Nilson & Morrill Bountiful, Utah January 10, 2011